Long-Term Debt	12 Months Ended
Sep. 26, 2015
Long-Term Debt [Abstract]
Long-Term Debt

3. Long-Term Debt

Revolving Line of Credit

In May 2015, the Company amended the credit agreement relating to its existing $650 million secured revolving credit facility to extend the maturity date of the revolving credit facility from June 2016 to May 2020 and to reduce interest margins and certain commitment fees.

5 1 / 8 % Second Priority Senior Secured Notes

In June 2015, the Company issued $700 million of 5 1 / 8 % second priority senior secured notes due July 2023. Interest on the 5 1 / 8 % second priority senior secured notes is due semi-annually on January 15 and July 15. Proceeds from the issuance and existing liquidity were used to satisfy and discharge all of the outstanding 9¾% second priority senior secured notes. The Company recognized a $94 million loss on extinguishment of debt, including $83 million of early tender and redemption costs and an $11 million write-off of deferred financing fees.

Long-term debt consists of the following:

	Maturity Date	September 26, 2015	September 27, 2014
Term loan	February 2020	$1,369	$1,383
Term loan	January 2021	1,019	1,122
Revolving line of credit	May 2020	—	—
5 1∕8% Second Priority Senior Secured Notes	July 2023	700	—
5 1∕2% Second Priority Senior Secured Notes	May 2022	500	500
9 3∕4% Second Priority Senior Secured Notes	Retired	—	800
Debt discounts and deferred fees		(29)	(36)
Capital leases and other	Various	126	133
Total long-term debt		3,685	3,902
Current portion of long-term debt		(37)	(58)
Long-term debt, less current portion		$3,648	$3,844

Berry Plastics Corporation Senior Secured Credit Facility

Our wholly owned subsidiary Berry Plastics Corporation's senior secured credit facilities consist of $2.4 billion of term loans and a $650 million asset-based revolving line of credit. The availability under the revolving line of credit is the lesser of $650 million or based on a defined borrowing base which is calculated based on available accounts receivable and inventory.

The borrowings under the senior secured credit facilities bear interest at a rate equal to an applicable margin plus, as determined at the Company's option, either (a) a base rate determined by reference to the higher of (1) the prime rate of Credit Suisse, Cayman Islands Branch, as administrative agent, in the case of the term loan facility or Bank of America, N.A., as administrative agent, in the case of the revolving credit facility and (2) the U.S. federal funds rate plus 1/2 of 1% or (b) LIBOR determined by reference to the costs of funds for eurodollar deposits in dollars in the London interbank market for the interest period relevant to such borrowing Bank Compliance for certain additional costs. The applicable margin for LIBOR rate borrowings under the revolving credit facility range from 1.25% to 1.75%, term loan maturing in January 2021 is 2.75% annum with a LIBOR floor of 1.00% and the term loan maturing in February 2020 is 2.50% per annum with a LIBOR floor of 1.00%.

In addition to paying interest on outstanding principal under the senior secured credit facilities, the Company is required to pay a commitment fee to the lenders under the revolving credit facilities in respect of the unutilized commitments thereunder at a rate equal to 0.25% to 0.325% per annum depending on the average daily available unused borrowing capacity. The Company also pays a customary letter of credit fee, including a fronting fee of 0.125% per annum of the stated amount of each outstanding letter of credit, and customary agency fees.

The term loan facility requires minimum quarterly principal payments of $4 million, with the remaining amount payable upon maturity. The Company may voluntarily repay outstanding loans under the senior secured credit facilities at any time without premium or penalty, other than customary "breakage" costs with respect to eurodollar loans. In October 2014, the Company elected to make a voluntary one-time $100 million principal payment on the $1 billion outstanding term loan, using existing liquidity. The senior secured credit facilities contain various restrictive covenants that, among other things and subject to specified exceptions, prohibit the Company from prepaying other indebtedness, and restrict its ability to incur indebtedness or liens, make investments or declare or pay any dividends. All obligations under the senior secured credit facilities are unconditionally guaranteed by the Company and, subject to certain exceptions, each of the Company's existing and future direct and indirect domestic subsidiaries. The guarantees of those obligations are secured by substantially all of the Company's assets as well as those of each domestic subsidiary guarantor.

Our fixed charge coverage ratio, as defined in the revolving credit facility, is calculated based on a numerator consisting of adjusted EBITDA less pro forma adjustments, income taxes paid in cash and capital expenditures, and a denominator consisting of scheduled principal payments in respect of indebtedness for borrowed money, interest expense and certain distributions. We are obligated to sustain a minimum fixed charge coverage ratio of 1.0 to 1.0 under the revolving credit facility at any time when the aggregate unused capacity under the revolving credit facility is less than 10% of the lesser of the revolving credit facility commitments and the borrowing base (and for 10 business days following the date upon which availability exceeds such threshold) or during the continuation of an event of default. At the end of fiscal 2015, the Company had unused borrowing capacity of $471 million under the revolving credit facility and thus was not subject to the minimum fixed charge coverage ratio covenant. Our fixed charge ratio was 2.9 to 1.0 at the end of fiscal 2015.

Despite not having financial maintenance covenants, our debt agreements contain certain negative covenants. The failure to comply with these negative covenants could restrict our ability to incur additional indebtedness, effect acquisitions, enter into certain significant business combinations, make distributions or redeem indebtedness. The term loan facility contains a negative covenant first lien secured leverage ratio covenant of 4.0 to 1.0 on a pro forma basis for a proposed transaction, such as an acquisition or incurrence of additional first lien debt. Our first lien secured leverage ratio was 2.8 to 1.0 at the end of fiscal 2015.

Future maturities of long-term debt as of fiscal year end 2015 are as follows:
Fiscal Year	Maturities
2016	$37
2017	35
2018	35
2019	33
2020	1,332
Thereafter	2,242
$3,714

Interest paid was $191 million, $214 million, and $245 million in fiscal 2015, 2014, and 2013, respectively.